Orrstown Financial Services, Inc.

Company Overview

November 2, 2018 (KBW Philadelphia Community Banks' Presentation)

Cautionary Note Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding the anticipated closing date of the transaction, estimated cost savings, tangible book value dilution and expected earn-back, the amount of accretion of the transaction to Orrstown’s earnings, internal rate of return, return on average assets and return on tangible common equity, and reflect the current views of Orrstown’s management with respect to, among other things, future events and Orrstown’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would,” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Orrstown’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Orrstown’s control. Accordingly, Orrstown cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Orrstown believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following factors, among others listed in Orrstown’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, could cause the actual results of Orrstown’s operations to differ materially from expectations: failure to obtain the approval of the shareholders of Hamilton in connection with the proposed acquisition; the timing to consummate the proposed acquisition; the risk that a condition to closing of the proposed acquisition may not be satisfied; the risk that a regulatory approval that may be required for the proposed acquisition is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed acquisition; the parties’ ability to successfully integrate operations in the proposed acquisition; the effect of the announcement of the proposed acquisition on the ability of Hamilton to maintain relationships with its key partners, customers and employees, and on its operating results and business generally; competition; changes in economic conditions, interest rates and financial markets; and changes in legislation or regulatory requirements. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if Orrstown’s underlying assumptions prove to be incorrect, actual results may differ materially from what Orrstown anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Orrstown does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Orrstown to predict those events or how they may affect it. In addition, Orrstown cannot assess the impact of each factor on Orrstown’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Orrstown or persons acting on Orrstown’s behalf may issue. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. In addition, please refer to the Risk Factors listed in Orrstown’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & CEO*	28 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
David P. Boyle *EVP/Chief Financial Officer*	27 years	2012	Finance | Treasury | Strategy | Executive	PNC/Natl. City, Wayne Bancorp
Barbara E. Brobst *EVP/Chief Human Resources Officer*	36 years	1997	HR | Training | Trust | Executive	Financial Trust
Robert G. Coradi *EVP/Chief Risk Officer*	30 years	2012	Credit | Operations | Executive	Susquehanna
Philip E. Fague *EVP/Trust and Wealth Management*	30 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
Robert Fignar *EVP/Market President*	32 years	2018	CEO | Strategy | Sales | Executive	FCBM
Jeffrey S. Gayman EVP/Market President	22 years	1996	Lending | Retail | Executive	Orrstown Bank
David T. Hornberger EVP/Market President	32 years	2016	Lending | Executive	Susquehanna, Graystone/Tower
Adam L. Metz *EVP/Chief Lending Officer*	23 years	2016	Lending | Executive	Metro, M&T
Andrew K. Linn *SVP/Chief Corporate Technology Officer*	14 years	2014	Technology | Operations | Executive	JPM/Chase
Luke Bernstein *EVP/Chief Retail Officer*	5 years	2017	Communications | Executive	PBA / Office of Governor / Prudential Securities

2015-Present: Strategic Investments Continue

2015	2016	2017	2018
Investments in customer-facing talent to take advantage of significant market disruption: • Cash Management Team • Commercial Lender lift outs begin • First investment in Lancaster County • "Acquisition without the intangibles"	• Investments in customer-facing talent continue (14 new customer-facing hires) • Continue franchise expansion east of Susquehanna River (Lancaster and Dauphin counties)	• Continued organic expansion with double digit loan and deposit growth • Maintain LTD ratio in low to mid 80's range	• First acquisition announced: Mercersburg Financial Corp. • Second acquisition announced: Hamilton Bancorp • Continued organic growth: three new branches opened in Lancaster county, LPO in York • Continued strong Y-O-Y performance (NI +40%)

KEY TAKEAWAYS

- Experienced management team began investing in franchise expansion earlier than competition: "*Investments in technology and talent*"
- "The channel suggested Orrstown won the hiring bonanza following a spate of acquisitions in its market."
- Strategic plan anticipates combination of continued organic growth and eye toward acquisition opportunities.

Company Overview (Current & Pro Forma)

- 99 year old community bank headquartered in South Central Pennsylvania
- Market Capitalization: $192.4 million
- Recent activity: Two recent acquisitions, one in-market and another which extends current footprint into greater Baltimore market


NEWPORT
NEW BLOOMFIELD
DUNCANNON
HARRISBURG
CAMP HILL
CARLISLE
MECHANICSBURG
HERSHEY
LEBANON
WYOMISSING
SPRING RUN
ORRSTOWN
SHIPPENSBURG
CHAMBERSBURG
MERCERSBURG
GREENCASTLE
HAGERSTOWN
YORK
NEW HOLLAND
EAST EARL
LANCASTER
34 miles
COCKEYSVILLE
TOWSON
BALTIMORE
ELLICOTT CITY
PASADENA
Acquisition of Hamilton Bancorp announced 10/23/2018 with expected close Q2 2019

Assets ($ in billions)	
Orrstown	1.72
Orrstown + Mercersburg	1.90
Orrstown + Mercersburg + Hamilton	2.41

Loans ($ in billions)	
Orrstown	1.08
Orrstown + Mercersburg	1.23
Orrstown + Mercersburg + Hamilton	1.60

Deposits ($ in billions)	
Orrstown	1.43
Orrstown + Mercersburg	1.59
Orrstown + Mercersburg + Hamilton	1.98

Market capitalization as of 11/1/18 10:35 a.m. based on share price of $20.40. Financial data and pro forma combined organization data as of 9/30/18; Mercersburg Financial Corporation legal close was 10/1/2018, Hamilton Bancorp legal close scheduled for Q2 2019

Orrstown Market Performance

ORRF 3-YEAR STOCK PERFORMANCE AND TOTAL RETURN



75.0%
50.0%
25.0%
0.0%
(25.0)%
45.7%
37.8%
24.1%
Oct-15
Feb-16
Jun-16
Oct-16
Feb-17
Jun-17
Oct-17
Feb-18
Jun-18
Oct-18
ORRF Stock Appreciation
ORRF Total Return
KBW NASDAQ Regional Bank

Source: S&P Global Market Intelligence

Company Overview: Profile

GROWING REGIONAL FINANCIAL INSTITUION	• Favorable regional demographics (fastest growing area of Pennsylvania) • Continue to benefit from market disruption • Market President organizational structure; benefitting from mix of talent from larger FI's and solid legacy sales force • Double digit annualized loan and deposit growth last two years • Diversified revenue stream with noninterest income ~30% of total revenue (excluding securities gains) • Executive leadership from more complex FI's and have M&A experience
BUSINESS MODEL	• Focus on commercial lending and deposit gathering • Trust, Wealth Management, and Brokerage over $1.4 billion in total assets and strong upside growth potential • Solid mortgage business and retail distribution network not fully leveraged yet • Community bank leader in technology investments; over $5 million last 4 years • Maintain strong enterprise risk management and credit culture • Maintain disciplined expense control with investments focused on revenue generating initiatives • Reposition and reinvest in franchise • Deliver long-term value
WELL POSITIONED FOR SUSTAINED GROWTH	• Attractive and expanding footprint • Ready access to capital markets • Expansion into growth markets to south and east • Experienced management team • Structure, technology, processes, and procedures of a much larger organization.
CONSISTENT STRONG OPERATING RESULTS	• High quality core earnings • Peer leading and consistent organic loan growth results • Strong asset quality

Financial data September 30, 2018

New Branches Continue to Outperform Growth Projections



Lancaster Branch Deposits ($000's) - $75,832
$1,988
$11,000
$25,071
$24,815
$12,958
Reciprocal Deposits
Spring Valley (6/2016)
New Holland (8/2017)
Manheim (4/2017)
Olde Hickory (9/2018)



HRO
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
885,093
1,259,860
6,105,979
10,635,189
14,585,682
11,604,810
19,419,132
28,726,672
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018

- New branches continue to exceed internal projections
- Lancaster County continues strong deposit performance-- two new branches scheduled to open by January 2019
- Smaller branch footprints, (<1,500 sq. ft.), combined with technology are being received favorably
- Harrisburg Regional Office (HRO) nearly $30 million in deposits in less than two years, despite being ~780 sq. ft. inside office building facility
- Cash management and Wheatland Advisors both benefiting from solid market demographics



ORRSTOWN BANK

Branch deposit data from internal reporting using same deposit class codes as reported to FDIC; *at 9/30 ~$11 million in reciprocal deposits

South Central Pennsylvania Demographics

Percent Change in Population, 2010 to 2017


Statewide: +0.8%
Erie
Crawford
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Forest
Elk
Cameron
Sullivan
Wyoming
Lackawanna
Pike
Mercer
Venango
Clarion
Jefferson
Clinton
Lycoming
Luzerne
Monroe
Lawrence
Butler
Clearfield
Centre
Union
Montour
Columbia
Carbon
Northampton
Armstrong
Snyder
Northumberland
Schuylkill
Lehigh
Beaver
Indiana
Mifflin
Juniata
Dauphin
Allegheny
Cambria
Blair
Perry
Lebanon
Berks
Bucks
Westmoreland
Huntingdon
Cumberland
Montgomery
Washington
Lancaster
Chester
Delaware
Philadelphia
Somerset
Bedford
Fulton
Franklin
Adams
York
Greene
Fayette
Decrease 1.6% to 3.0%
Change +/- 1.5%
Increase 1.6% to 3.0%
Increase greater than 3.0%

County	Median HHI	Population	# of HHs
Cumberland	$60,219	235,406	93,943
York	$57,494	434,972	168,372
Adams	$56,529	101,407	38,013
Lancaster	$54,765	519,445	193,602
Berks	$53,470	411,442	154,356
Perry	$52,659	45,969	17,903
Dauphin	$52,371	268,100	110,435
Lebanon	$52,356	133,568	52,258
Franklin	$51,035	149,618	58,389
Pennsylvania	**$50,398**	**12,702,379**	**5,018,904**

- Orrstown Bank market comprises fastest growing region of Pennsylvania
- All market counties have higher median household income than Pennsylvania average
- Strong potential for additional margin and fee income growth

Data source: US Census Bureau; 2010 Census and projections

Maryland Demographics


WASHINGTON
CARROLL
HARFORD
CECIL
FREDERICK
BALTIMORE
BALTI-MORE CITY
KENT
HOWARD
MONTGOMERY
ANNE ARUNDEL
QUEEN ANNE'S
PRINCE GEORGE'S
TALBOT
CAROLINE
CHARLES
CALVERT
DORCHESTER
ST. MARY'S
WICOMICO
WORCESTER
SOMERSET
Copyright 2005 digital-topo-maps.com

Name	2018 Pop	Pop growth 2010-2018	Total HHs	Median HHI
Howard County	321,113	11.26%	119,765	$127,845
Frederick County	252,022	7.62%	93,587	$96,662
Anne Arundel County	573,235	6.31%	216,299	$102,920
Baltimore County	832,468	3.23%	327,381	$79,279
Harford County	252,160	2.83%	94,376	$90,948
Carroll County	167,781	0.35%	60,986	$98,279
Baltimore city	611,648	-1.51%	245,803	$52,503
State of Maryland	6,094,000	0.45%		$78,945

- Maryland has highest median household income ("HHI") in nation - 30% higher than national median
- All counties in Hamilton foot print are above state median, with Howard County ranking as wealthiest in nation
- Maryland 5th most densely populated state*
- Strong potential for additional margin and fee income growth

*ranked behind New Jersey, Rhode Island, Massachusetts, and Connecticut; Data source: US Census Bureau, 2010 Census and Projections

Key Metrics: 5 Quarter Trend



Gross Loans
$1,100,000
$1,080,000
$1,060,000
$1,040,000
$1,020,000
$1,000,000
$980,000
$960,000
$940,000
$920,000
$900,000
$934,382
$981,220
$1,010,012
$1,044,114
$1,063,883
$1,084,941
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



Total Assets
$1,750,000
$1,700,000
$1,650,000
$1,600,000
$1,550,000
$1,500,000
$1,450,000
$1,474,930
$1,533,586
$1,558,849
$1,635,906
$1,644,118
$1,720,755
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



Total Deposits
$1,450,000
$1,400,000
$1,350,000
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,195,936
$1,216,727
$1,219,515
$1,299,514
$1,325,866
$1,429,170
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018



Loans / Deposits
84
82
80
78
76
74
72
78.56
81.32
83.32
80.63
80.66
76.25
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018

Key Metrics: 2015 to Current


ROAA (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.64
0.50
0.54
0.95
2015 FY
2016 FY
2017 FY
2018 FQ3 YTD


ROAE (%)
12.00
10.00
8.00
6.00
4.00
2.00
0.00
5.99
4.80
5.73
10.89
2015 FY
2016 FY
2017 FY
2018 FQ3 YTD


Diluted EPS ($)
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.97
0.81
0.98
1.41
2015 FY
2016 FY
2017 FY
2018 FQ3 YTD


Efficiency Ratio (%)
86.0
84.0
82.0
80.0
78.0
76.0
74.0
72.0
70.0
68.0
66.0
83.5
82.6
77.2
73.0
2015 FY
2016 FY
2017 FY
2018 FQ3 YTD

Key Metrics: 5 Quarter Trend


Cost of Deposits (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.61
0.64
0.67
0.76
0.93
2017 FQ3
2017 FQ4
2018 FQ1
2018 FQ2
2018 FQ3


Net Interest Margin (%)
3.34
3.32
3.30
3.28
3.26
3.24
3.22
3.31
3.27
3.26
3.32
3.28
2017 FQ3
2017 FQ4
2018 FQ1
2018 FQ2
2018 FQ3

Mercersburg: Key Transaction Terms and Assumptions

Consideration	■ Mercersburg shareholders could elect 1.5291 ORRF shares or $40.00 in cash ■ Proration to ensure 85% of Mercersburg shares exchanged for stock and 15% for cash ■ Per share consideration valued at $40.00[1] ■ Aggregate consideration valued at $32.4 million[1]
Cost Savings and Merger Costs	■ $2.6 million pre-tax cost savings (45% of Mercersburg's operating expense base) ■ $3.0 million pre-tax merger costs
Fair Value Adjustments	■ $3.6 million gross credit mark ■ $650,000 mark to reflect Mercersburg's pension plan obligations
Required Approvals (4 months)	■ 5/31/2018: Deal announced ■ 9/11/2018: Mercersburg shareholder approval ■ 9/12/2018: Regulatory approval ■ 10/1/2018: Deal closed
Management and Board	■ Bob Fignar, Mercersburg's President & CEO, joined Orrstown as Market President for Franklin and Perry counties in Pennsylvania, and Washington County, Maryland ■ Michael Rice, Director at Mercersburg, joined boards of Orrstown Bank and OFSI

1 Based on Orrstown's 15-day volume weighted average stock price of $26.16 as of May 29, 2018

Transaction Pricing and Financial Impact

Transaction Pricing:	ORRF / MCBG	Recent Deals[1]
Price / LTM Earnings[2]	23.7x	27.5x
Normalized Price / LTM Earnings[2,3]	19.0x	27.5x
Normalized Price / LTM Earnings + Cost Savings[2,3]	7.6x	11.1x
Price / Tangible Book Value (LTM ROATCE)	1.53x (6.2%)	1.60x (5.9%)
Normalized Price / Tangible Book Value (LTM ROATCE)[3]	1.77x (9.0%)	2.05x (7.8%)
Core Deposit Premium	7.4%	11.8%

Financial Impact:	ORRF / MCBG
2019E GAAP EPS Accretion	8.7%
Internal Rate of Return	18%
2019E ROAA Pickup	~10 bps
2019E ROATCE Pickup	~100 bps
Tangible Book Value Dilution	3.6%
Tangible Book Value Earnback Period (Crossover)	~3 years

1 Includes deals over $10 million in value since January 1, 2017 involving targets headquartered in PA, OH, MD or WV with positive LTM ROAAs
2 LTM earnings based on 21% effective tax rate for comparability purposes
3 Normalized pricing multiples adjust for excess capital above 8% TCE/TA. Mercersburg's TCE/TA was 11.5% as of March 31, 2018

Hamilton: Key Transaction Terms and Assumptions

Consideration	■ Hamilton common shares exchanged for 0.54 ORRF shares and $4.10 in cash[1] ■ Hamilton options cashed out at the difference between merger and exercise price ■ Per share consideration valued at $16.90[2] ■ Aggregate consideration valued at $58.5 million[2]
Cost Savings and Merger Costs	■ $5.2 million pre-tax cost savings (~40% of Hamilton's operating expense base) ■ $7.4 million pre-tax merger costs
Merger Adjustments	■ $7.5 million gross loan credit mark; $4.5 million net of Hamilton's ALLL ■ $4.5 million recovery of Hamilton's deferred tax asset valuation allowance ■ Hamilton's ESOP loan repaid and plan terminated
Required Approvals	■ 10/23/2018: Deal announced ■ Q2 2019: Mercersburg shareholder approval ■ Q2 2019: Regulatory approval ■ Q2 2019: Deal closed
Management and Board	■ Ellen Fish, Hamilton's EVP, to join Orrstown as EVP and Senior Lender ■ One of Hamilton's current directors to join Orrstown and Orrstown Bank boards ■ Certain directors of Hamilton and members of Hamilton's existing advisory board to be offered a position on a Baltimore Regional Advisory Board

1 Subject to potential reduction as detailed in the merger agreement

2 Based on Orrstown's 15-day volume weighted average stock price of $23.71 as of October 22, 2018. Aggregate consideration includes Hamilton's 3,416,414 common shares outstanding and 262,704 options outstanding with a weighted average exercise price of $13.87

Transaction Pricing and Financial Impact

Transaction Pricing:	ORRF / HBK[1]	Recent Deals[2]
Normalized Price / LTM Earnings + Cost Savings[3,4]	10.1x	12.2x
Normalized Price / Tangible Book Value[4]	1.31x	1.91x
Core Deposit Premium[5]	4.3%	11.7%

Financial Impact:	ORRF / HBK
2020E EPS Accretion	8.0%
Internal Rate of Return	18.6%
2020E ROAA Pickup	2 bps
2020E ROATCE Pickup	96 bps
Tangible Book Value Dilution	1.7%
Tangible Book Value Dilution Earnback Period (Crossover)	1.3 years

1 Based on Orrstown's 15-day volume weighted average stock price of $23.71 as of October 22, 2018 and Hamilton's 3,416,414 common shares outstanding and 262,704 options outstanding with a weighted average exercise price of $13.87
2 Includes deals since January 1, 2017 involving targets headquartered in Maryland and Pennsylvania with assets between $250M and $1B; Excludes mergers of equals
3 LTM earnings based on 21% effective tax rate for comparability purposes
4 Normalized pricing multiples adjust for excess capital above 8% TCE/TA. Hamilton's TCE/TA was 8.9% as of June 30, 2018
5 Core deposits exclude time deposit accounts with balances over $100,000 and foreign deposits, if applicable

For Additional Information

Thomas R. Quinn, Jr.
President & CEO
tquinn@orrstown.com
717-530-2602

David P. Boyle
Chief Financial Officer
dboyle@orrstown.com
717-530-2294